VOYA VARIABLE INSURANCE TRUST

VY® BrandywineGLOBAL – Bond Portfolio

(the "Portfolio")

Supplement dated July 31, 2020

to the Portfolio's Prospectus (the "Prospectus")

and to the Portfolio's Statement of Additional Information (the "SAI")

each dated May 1, 2020

Brandywine Global Investment Management, LLC ("Brandywine Global") serves as sub-adviser for the Portfolio. Brandywine Global is an indirect, wholly-owned subsidiary Franklin Resources, Inc. ("Franklin Resources"). On February 18, 2020, Legg Mason, Inc. ("Legg Mason") entered into a binding agreement with Franklin Resources, under which Franklin Templeton ("Franklin") would acquire Legg Mason and its affiliates, including Brandywine Global (the "Transaction"). Effective July 31, 2020, Franklin finalized the Transaction. The Transaction resulted in a change of control of Brandywine Global and therefore an assignment, as such term is defined for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), which triggered the automatic termination of the Portfolio's sub-advisory agreement ("Sub-Advisory Agreement") previously in place with Brandywine Global. Effective July 31, 2020, Voya Investments, LLC, the Portfolio's investment adviser, entered into a new sub-advisory agreement with Brandywine Global, on the same terms, compensation structure and with the same portfolio management teams as was in place under the Portfolio's previous Sub-Advisory Agreement with Brandywine Global.

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